                                                                   EXHIBIT 10.21


                                    AGREEMENT



         THIS AGREEMENT ("Agreement") is made and entered into as of this 13th day of December, 1993, by and between Namaqua Limited Partnership ("Namaqua") and Radio Metrix, Inc. ("Radio Metrix").


                                  W I T N E S S E T H:


         WHEREAS, Radio Metrix has developed a unique, patent-pending technology embodied in a sensing device for parking barrier booms (the "Parking Barrier Boom Sensor") and which is anticipated in the future to be embodied in a swing or sliding gate sensor ("Gate Sensor"); and

         WHEREAS, Namaqua has agreed pursuant to the terms of this Agreement to provide inventory financing for Radio Metrix; and

         WHEREAS, the parties wish to enter into this Agreement setting forth the terms and conditions of their mutual understanding.

         NOW, THEREFORE, for good and valuable consideration, in hand received, the parties mutually agree as follows:

         1.       Financing. Namaqua agrees to loan up to $130,000 (the
"Maximum Outstanding Balance") to Radio Metrix for inventory (raw and finished) for Parking Barrier Boom Sensors during the term of this Agreement. Loans from Namaqua advanced hereunder shall be in the actual amount of the inventory purchased by Radio Metrix for Parking Barrier Boom and Gate Sensors. The maximum amount of financing will be expanded to $200,000 upon the marketing by Radio Metrix of the Gate Sensor.

         2. Disbursements of Financing. Advances will be paid by Namaqua by directly paying invoices for inventory (raw and finished) at the direction of Radio Metrix.

         3. Repayment of Advances. Advances will be repaid by Radio Metrix as it receives payment for sold Parking Barrier Boom Sensors and Gate Sensors (together referred to herein as "Units"). Out of each Unit sold, the first $60.00 (which includes $4.50 compensation and $55.50 repayment of outstanding balance) received by Radio Metrix per Unit will be paid to Namaqua to reduce the outstanding balance until the entire outstanding balance under this Agreement has been repaid in full. Any balance remaining outstanding after

75 days from the date of shipment by Radio Metrix of the related Unit will be immediately paid in full.

         4. Collateral. All accounts receivable and inventory of Radio Metrix will be pledged to support and collateralize the Namaqua financing. Additionally, all collections by Radio Metrix accounts receivable will be deposited in a segregated account. Additionally, the obligation of Radio Metrix to Namaqua will be personally guaranteed by Samuel S. Duffey and Stephen A. Michael.

         5. Reports. Radio Metrix will provide Namaqua with monthly reports of Units sold, accounts receivable, bank statements and amounts paid to Namaqua.

         6. Compensation. In addition to the above and when the financing arrangement ends, Namaqua shall be paid an amount equal to $2.00 on each of every Parking Barrier Boom Sensor sold (and $2.00 for every Gate Sensor device if Gate Sensors are financed hereunder). This compensation arrangement will continue for so long as Radio Metrix markets Parking Barrier Boom Sensors (and Gate sensors, if financed originally).

         7. Other Products. This Agreement does not relate to products of Radio Metrix other than the Parking Barrier Boom Sensor and the Gate Sensor. It is anticipated that Radio Metrix may introduce other products which may include but not be limited to garage doer sensors, in-home sensors, motorcycle or bicycle sensors or other sensors which are not governed by this Agreement and for which no financing is required to be provided by Namaqua and no compensation is required to be paid by Radio Metrix.

         8. Termination. Either party may terminate any additional financing upon 60 days' written notice.

         9. Miscellaneous. This Agreement constitutes the entire understanding of the parties and shall not be amended or otherwise altered except in writing by the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Any dispute arising under this Agreement shall be resolved exclusively by binding arbitration before the American Arbitration Association seated in Sarasota, Florida. The findings of the arbitrators shall be final and binding. This Agreement shall be binding upon and shall inure to the benefit of the heirs, assigns, successors and interests.

         IN WITNESS WHEREOF, the parties set their hands and seals on the day and year first above written.


                                          RADIO METRIX, INC.


                                          By: /s/ Stephen A. Michael
                                             ----------------------------------
                                          Print: Stephen A. Michael
                                                -------------------------------

                                          Title: President
                                                -------------------------------



                                          NAMAQUA LIMITED PARTNERSHIP


                                          By: /s/ Thomas W. Rogers
                                             ----------------------------------
                                          Print: Thomas W. Rogers
                                                -------------------------------

                                          Title: General Partner
                                                -------------------------------





         All payments due Namaqua Limited Partnership pursuant to this Agreement are jointly and severally guarantee by Samuel S. Duffey and Stephen A. Michael:



                                          /s/ Samuel S. Duffey
                                          -------------------------------------
                                          Samuel S. Duffey, Individually



                                          /s/ Stephen A. Michael
                                          -------------------------------------
                                          Stephen A. Michael, Individually

----------------------
   Contract Number

                               SECURITY AGREEMENT
                                   (General)

                        RADIO METRIX, INC.                          (and if more
--------------------------------------------------------------------
                       (Name(s) of Debtor(s))

than one, each of them jointly and severally), hereinafter called "Debtor", of
1515 Ringling Blvd., Ste. 800;             Sarasota
-------------------------------------------------------------
       (No. and Street)                     (City)

     Sarasota        Florida      , for value received, hereby grants to
----------------------------------
     (County)        (State)

NAMAQUA LIMITED PARTNERSHIP   Rock Island     hereinafter called "Secured Party"
---------------------------------------------
of 1001 - 25th Avenue Court;        Moline,                    Illinois        .
   ----------------------------------------------------------------------------
      (No. and Street)              (City)        (County)      (State)

a security interest in the following property:
                                              ----------------------------------
          All accounts receivable and inventory of Radio Metrix, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

together with all accessories, parts, equipment, and accessions now attached to or used in connection therewith or which may hereafter at any time be installed in or affixed to the above-described property, and also any and all replacements of any such property and other property of the same class or classes hereinafter owned or acquired, except consumer goods, other than accessions, acquired more than 10 days after the day of the transaction (all of which is hereinafter called "Collateral"), to secure the payment of that certain indebtedness evidenced by a promissory note or notes executed by Debtor in the amount of Two Hundred Thousand and no/100 -------- Dollars ($200,000.00),
                 ----------------------------------------         -------------
of even date herewith, and any and all extensions or renewals thereof, and any and all other liabilities or obligations of the Debtor to the Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising, now due or hereafter to become due (all hereinafter called the "Obligations").

         As further security, Debtor grants to Secured Party a security interest in all property of Debtor which is or may hereafter be in Secured Party's possession in any capacity including all monies owned or to be owned by Secured Party to Debtor; and with respect to all of such property, Secured Party shall have the same rights as it has with respect to the Collateral.

         Debtor hereby warrants and agrees that:

         1. The Collateral is acquired or used primarily for: [ ] personal, family, or household purposes; [ ] business use; or [ ] farming operations; and if checked here [ ] is being acquired with the proceeds of the loan provided for in or secured by this agreement, and the Secured Party may disburse such proceeds or any part thereof directly to the seller of the Collateral.

         2.       The Collateral will be kept at
1515 Ringling Blvd., Ste. 800;  Sarasota,   Sarasota,   Florida, or if left
---------------------------------------------------------------
      (No. and Street)           (City)     (County)    (State)

blank, at the address shown at the beginning of this agreement; Debtor will promptly notify Secured Party of any change in the location of the Collateral within said state; and Debtor will not remove the Collateral from said state without the written consent of Secured Party.

         3. If the Collateral is acquired or used primarily for personal, family or household purposes, or for farming operations use, Debtor's residence in Florida is that shown at the beginning of this agreement and Debtor will immediately notify Secured Party of any change in the location of said residence.

         4. If the Collateral is timber to be cut, minerals or the like (including oil and gas), accounts resulting from the sale of such minerals at the wellhead or minehead, crops and/or goods which are or are to become fixtures, a legal description of the real estate to which the Collateral is
attached, located in ___________ County, Florida, is as follows;       N/A
                                                                 ---------------

-------------------------------------------------------------------------------.

and the name of the record owner is:
                                   --------------------------------------------;

and if this agreement is to be used as a Financing Statement, it will be filed for record in the real estate records; and if the Collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of Secured Party, furnish the latter with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral that is prior to Secured Party's interest.

         5. If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Debtor has a place of Business in more than one state, the chief
place of business of Debtor is:          1515 Ringling Blvd., Ste. 800
                                ------------------------------------------------
                                                (No. and Street)

                  Sarasota,             Sarasota,              Florida, or,
----------------------------------------------------------------------
                   (City)               (County)               (State)

if left blank, is that shown at the beginning of this agreement, and Debtor will immediately notify Secured Party in writing of any change in Debtor's chief place of business; and if certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon.

         6. Except for the security interest granted hereby, Debtor is the owner of the Collateral free from any adverse lien, security interest, or encumbrance; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

         7. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Debtor authorizes Secured Party at Debtor's expense to file any Financing Statement or Statements relating to the Collateral (without any Debtor's signature thereon) which Secured Party deems appropriate, and Debtor irrevocably appoints Secured Party as Debtor's attorney-in-fact to execute any such Financing Statement or Statements in Debtor's name and to do such other acts and things, all as Secured Party may request, to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Obligations, including, without limitation, deposit with Secured Party of any certificate of title issuable with respect to any of the Collateral and notation thereon of the security interest hereunder. For purposes of perfecting the security interest created by this agreement, a carbon, photographic or other reproduction of this security agreement or a financing statement will be sufficient to serve as a financing statement. If this agreement is to be used as a Financing Statement, it is hereby stated that the documentary stamps required by Chapter 201, Florida Statutes have been placed on the promissory instruments secured hereby and will be placed on any additional promissory instruments, advances or similar instruments that may be secured hereby.

         8. Debtor will not sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior

         9. Debtor will at all times keep the Collateral insured against loss, damage, theft, and such other risks as Secured Party may require in such amounts and companies and under such policies and in such form, and for such periods, as shall be satisfactory to Secured Party and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the Obligations, whether or not due, in such order of application as Secured Party may determine and each such policy shall provide 10 days written minimum cancellation notice to Secured Party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party; and Secured Party may act as attorney for Debtor in obtaining, setting, and cancelling such insurance and endorsing any drafts.

         10. Debtor shall at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; and Debtor will prevent the Collateral or any part thereof from being or becoming an accession or fixture to other goods not covered hereunder; and Debtor will not use the Collateral in violation of any statute or ordinance; and Debtor will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; at Secured Party's request, will mark any of such records and all or any of the Collateral to give notice of the security interest; and will permit Secured Party or its agents to examine and inspect the Collateral and to audit and make abstracts of such records or any of the Debtor's books, ledgers, reports, correspondence or other records at any time, wherever located, and in connection therewith, Secured Party or its agents may enter upon any premises of Debtor and Debtor expressly waives any and all claims for damage or trespass or other injury occasioned thereby.

         11. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement or upon any note or notes evidencing the Obligations, or any of them.

         12. If any certificate of title may be issued with respect to any of the Collateral, Debtor will cause Secured Party's interest hereunder to be noted on the certificate and will deliver the original certificate to Secured Party, Debtor, upon demand, will also deliver to Secured Party any documents of title and any chattel paper representing or relating to the Collateral or any part thereof, schedules, invoices, shipping or delivery receipts, purchase orders, contracts or their documents representing or relating to purchases or other acquisitions or sales, or leases or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents and statements which Secured Party may from time to time request.

         13. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

         14. In the event that Secured Party deems it necessary to require that the outstanding indebtedness be secured by additional property, Debtor shall, upon demand by Secured Party, cause sufficient additional property to become subject to Secured Party's security interest under this agreement.

         15. Debtor shall be in default of this agreement upon the happening of any of the following events or conditions: (a) failure of any Obligor (which term as used herein shall mean each Debtor and each other party primarily or secondarily or contingently liable on any of the Obligations) to pay when due (whether by acceleration or otherwise), any amount payable on any of the Obligations; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Obligor proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) the death of any Obligor; (e) the filing of any petition under the Bankruptcy Code, or any similar Federal or state statute, by or against any Obligor; (f) the filing of an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (g) the entry of a judgment against any Obligor; (h) the issuing of any attachment or garnishment or the filing of any lien, against any property of any Obligor; (i) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (j) the dissolution, incompetency, consolidation or reorganization of any Obligor.

         16. Upon the occurrence of any such default or upon the happening of any default as defined in any note evidencing any of the Obligations or in any other agreement or Instrument securing or otherwise related to any of the Obligations, or at any time thereafter, or whenever Secured Party feels insecure for any reason whatsoever, Secured Party may, at its option, declare all Obligations of each Debtor to Secured Party Immediately due and payable without demand or notice of any kind and the same thereupon shall become and be due and payable (but with such adjustments, if any, with respect to interest, or other charges as may be provided for in the promissory note or other writing evidencing such liability); shall have the remedies of a secured party under the Uniform Commercial Code of Florida and any and all rights and remedies available to it under any other applicable law; may set off against the Obligations, all monies then owed to Debtor by Secured Party in any capacity whether or not due and Secured Party shall be deemed to have exercised its right of set-off immediately at the time its right to such election accrues even though charge is made or entered on the books of Secured Party subsequent thereto; and upon request or demand of Secured Party, Debtor shall, at its expense, assemble the Collateral and make it available to Secured Party at a convenient place acceptable to Secured Party; and Debtor shall promptly pay all expenses of retaking, holding, preparing for sale, selling, or the like, all expenses of collection of any and all the Obligations, all expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part and all other expenses of enforcement of rights hereunder, Expenses of retaking, holding, preparing for sale, selling or the like, expenses of collection and other expenses of enforcement of rights hereunder shall include Secured Party's reasonable attorneys' fees and legal expenses. In connection with the exercise of any rights available upon default, Secured Party or its agent may enter upon the premises of Debtor and Debtor expressly waives any and all claims for damage, trespass or other injury occasioned thereby. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Debtor at the address of Debtor shown at the beginning of this agreement or at any other address shown on the records of Secured Party, at least five days before the time of the sale or disposition. Upon disposition of any Collateral, Debtor shall be and remain liable for any deficiency; and Secured Party shall account to Debtor for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the Obligations of each Debtor to Secured Party, whether or not they, or any of them, be then due, or in such order of application as Secured Party may from time to time elect.

         17. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative and in addition to the provisions of any note secured by this agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this agreement, the term "Debtor" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural. If this agreement is not dated when executed by the Debtor, the Secured Party is authorized, without notice to the Debtor, to date this agreement. This agreement shall become effective as of the date of this agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

         18. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement. This agreement may not be modified or amended nor shall any provision of it be waived except by a writing signed by the parties.


         IN WITNESS WHEREOF, this agreement has been duly executed as of the 13th day of December, 1993


Signed, sealed and delivered
in the presence of:                                           [SEAL]
                                    --------------------------


                                                              [SEAL]
-----------------------------       --------------------------
                                    RADIO METRIX, INC.

                                  By: /s/                     [SEAL]
-----------------------------       --------------------------
                                            Debtor